Exhibit 10.46(b)
FIRST AMENDMENT TO THE SERIES 2004-4 SUPPLEMENT
          This FIRST AMENDMENT TO THE SERIES 2004-4 SUPPLEMENT (this “Amendment”), dated as of December 23, 2005, amends the Series 2004-4 Supplement (the “Series 2004-4 Supplement”), dated as of November 30, 2004 and is among CENDANT RENTAL CAR FUNDING (AESOP) LLC, a special purpose limited liability company established under the laws of Delaware (“CRCF”), CENDANT CAR RENTAL GROUP, INC., a corporation organized under the laws of Delaware, as administrator, JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (formerly known as JPMorgan Chase Bank), a national banking association, as administrative agent, the several commercial paper conduits listed on Schedule I thereto (each a “CP Conduit Purchaser”), the several banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each an “APA Bank” with respect to such CP Conduit Purchaser), the several agent banks set forth opposite the name of each CP Conduit Purchaser on Schedule I thereto (each a “Funding Agent” with respect to such CP Conduit Purchaser), THE BANK OF NEW YORK, a New York banking corporation, as trustee (in such capacity, the “Trustee”) and as agent for the benefit of the Series 2004-4 Noteholders (in such capacity, the “Series 2004-4 Agent”), to the Second Amended and Restated Base Indenture, dated as of June 3, 2004, between CRCF and the Trustee (as amended, modified or supplemented from time to time, exclusive of Supplements creating a new Series of Notes, the “Base Indenture”). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided therefor in the Definitions List attached as Schedule I to the Base Indenture (as amended through the date hereof) or the Series 2004-4 Supplement, as applicable.
W I T N E S S E T H:
          WHEREAS, pursuant to Section 12.2(i) of the Base Indenture, an amendment to any Supplement which amends the applicable amount of Enhancement requires the consent of CRCF, the Trustee and each affected Noteholder of the applicable Series of Notes;
          WHEREAS, the parties desire to amend the Series 2004-4 Supplement (1) to increase the Series 2004-4 Required Enhancement Percentage when an Event of Bankruptcy has occurred with respect to a Manufacturer of Program Vehicles, (2) to modify certain Series 2004-4 Maximum Manufacturer Amounts and (3) to make conforming changes; and
          WHEREAS, CRCF has requested the Trustee, the Series 2004-4 Agent and each Series 2004-4 Noteholder to, and, upon the effectiveness of (i) this Amendment and (ii) the letter (the “Consent Letter”), dated as of the date hereof, among CRCF and each Series 2004-4 Noteholder, CRCF, the Trustee, the Series 2004-4 Agent and the Series 2004-4 Noteholders have agreed to, amend certain provisions of the Series 2004-4 Supplement as set forth herein;
          NOW, THEREFORE, it is agreed:

          1. Article I(b) of the Series 2004-4 Supplement is hereby amended to include the following definitions in appropriate alphabetical order:
     ““Series 2004-4 Bankrupt Manufacturer Vehicle Percentage” means, as of any date of determination, a fraction, expressed as a percentage, (i) the numerator of which is the aggregate Net Book Value of all Program Vehicles manufactured by a Bankrupt Manufacturer and leased under the AESOP I Operating Lease as of such date and (ii) the denominator of which is the aggregate Net Book Value of all Vehicles leased under the AESOP I Operating Lease as of such date; provided that, solely for the purposes of clause (i) of this definition, if a Bankrupt Manufacturer is the debtor in Chapter 11 Proceedings, until the thirtieth (30th) calendar day following the initial filing in respect of such Chapter 11 Proceedings, the Net Book Value of all Program Vehicles Manufactured by such Bankrupt Manufacturer shall be deemed to be zero.”
     ““Series 2004-4 Maximum Non-Program Vehicle Percentage” means, as of any date of determination, the sum of (a) 40% and (b) a fraction, expressed as a percentage, the numerator of which is the aggregate Net Book Value of all Redesignated Vehicles manufactured by a Bankrupt Manufacturer or a Manufacturer with respect to which a Manufacturer Event of Default has occurred, and in each case leased as of such date under the AESOP I Operating Lease or the Finance Lease as of such date, and the denominator of which is the aggregate Net Book Value of all Vehicles leased under the Leases as of such date.”
     ““Series 2004-4 Required Incremental Bankrupt Manufacturer Rate” means (i) as of any date following the occurrence of an Event of Bankruptcy with respect to a Manufacturer of Program Vehicles, the excess of (A) the Series 2004-4 Required Non-Program Enhancement Percentage as of such date over (B) 22.25% and (ii) as of any other date of determination, zero.”
          2. Each of the following defined terms, as set forth in Article I(b) of the Series 2004-4 Supplement, is hereby amended and restated in its entirety as follows:
     ““Scheduled Expiry Date” means, with respect to any Purchaser Group, the later of (a) March 29, 2006 and (b) the last day of any extension thereof made in accordance with Section 2.6(b).”
     ““Series 2004-4 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount” means, as of any day, with respect to Kia, Isuzu, Subaru, Hyundai and Suzuki, in the aggregate, an amount equal to 20% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.”
     ““Series 2004-4 Maximum Non-Program Vehicle Amount” means, as of any day, an amount equal to the Series 2004-4 Maximum Non-Program Vehicle Percentage of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.”
     ““Series 2004-4 Maximum Manufacturer Amount” means, as of any day, any of the Series 2004-4 Maximum Mitsubishi Amount, the Series 2004-4 Maximum Nissan

Amount, the Series 2004-4 Maximum Individual Kia/Isuzu/Subaru Amount, the Series 2004-4 Maximum Individual Hyundai/Suzuki Amount or the Series 2004-4 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount.”
     ““Series 2004-4 Required Enhancement Amount” means, as of any date of determination, the sum of (i) the product of the Series 2004-4 Required Enhancement Percentage as of such date and the Series 2004-4 Invested Amount as of such date, (ii) the Series 2004-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the Non-Program Vehicle Amount as of such date over the Series 2004-4 Maximum Non-Program Vehicle Amount as of such date, (iii) the Series 2004-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Mitsubishi and leased under the Leases as of such date over the Series 2004-4 Maximum Mitsubishi Amount as of such date, (iv) the Series 2004-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu or Subaru, individually, and leased under the Leases as of such date over the Series 2004-4 Maximum Individual Kia/Isuzu/Subaru Amount as of such date, (v) the Series 2004-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Hyundai or Suzuki individually, and leased under the Leases as of such date over the Series 2004-4 Maximum Individual Hyundai/Suzuki Amount as of such date, (vi) the Series 2004-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Kia, Isuzu, Subaru, Hyundai or Suzuki, in the aggregate, and leased under the Leases as of such date over the Series 2004-4 Maximum Aggregate Kia/Isuzu/Subaru/Hyundai/Suzuki Amount as of such date, (vii) the Series 2004-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the Specified States Amount as of such date over the Series 2004-4 Maximum Specified States Amount as of such date, (viii) the Series 2004-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the Non-Eligible Manufacturer Amount as of such date over the Series 2004-4 Maximum Non-Eligible Manufacturer Amount as of such date, (ix) at any time that the long-term senior unsecured debt rating of Nissan is “BBB-” or above from Standard & Poor’s and “Baa3” or above from Moody’s, 0 and in all other cases the Series 2004-4 AESOP I Operating Lease Vehicle Percentage as of the immediately preceding Business Day of the excess, if any, of the aggregate Net Book Value of all Vehicles manufactured by Nissan and leased under the Leases as of such date over the Series 2004-4 Maximum Nissan Amount as of such date; and (x) the Series 2004-4 AESOP I Operating Lease Vehicle Percentage as of such date of any Aggregate Adjustment Amount.
     ““Series 2004-4 Required Enhancement Percentage” means, as of any date of determination, the sum of (i) the product of (A) 22.25% and (B) the Series 2004-4 Program Vehicle Percentage as of the immediately preceding Business Day, (ii) the product of (A) the Series 2004-4 Required Non-Program Enhancement Percentage as of

such date and (B) the Series 2004-4 Non-Program Vehicle Percentage as of the immediately preceding Business Day and (iii) the product of (A) the Series 2004-4 Required Incremental Bankrupt Manufacturer Rate as of such date and (B) the Series 2004-4 Bankrupt Manufacturer Vehicle Percentage as of the immediately preceding Business Day.”
          3. Article I(b) of the Series 2004-4 Supplement is hereby amended by deleting the definition “Series 2004-4 Maximum Individual Kia/Isuzu/Subaru/Hyundai/Suzuki Amount” and inserting the following definitions in appropriate alphabetical order:
     “Series 2004-4 Maximum Individual Kia/Isuzu/Subaru Amount” means, as of any day, with respect to Kia, Isuzu and Subaru, individually, an amount equal to 5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.
     “Series 2004-4 Maximum Individual Hyundai/Suzuki Amount” means, as of any day, with respect to Hyundai or Suzuki, individually, an amount equal to 7.5% of the aggregate Net Book Value of all Vehicles leased under the Leases on such day.
          4. This Amendment is limited as specified and, except as expressly stated herein, shall not constitute a modification, acceptance or waiver of any other provision of the Series 2004-4 Supplement.
          5. This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following have occurred: (i) each of the parties hereto shall have executed and delivered this Amendment to the Trustee, and the Trustee shall have executed this Amendment, (ii) the Rating Agency Consent Condition shall have been satisfied with respect to this Amendment, (iii) all certificates and opinions of counsel required under the Base Indenture or by the Series 2004-4 Noteholders shall have been delivered to the Trustee and the Series 2004-4 Noteholders, as applicable, and (iv) the Consent Letter shall have been duly executed by each party thereto and shall be effective.
          6. From and after the Amendment Effective Date, all references to the Series 2004-4 Supplement shall be deemed to be references to the Series 2004-4 Supplement as amended hereby.
          7. This Amendment may be executed in separate counterparts by the parties hereto, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.
          8. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date above first written.

CENDANT RENTAL CAR FUNDING (AESOP) LLC, as Issuer

By:	/s/ Lori Gebron

Name: Lori Gebron
Title: Vice President

THE BANK OF NEW YORK, as Trustee and Series 2004-4 Agent

By:	/s/ John Bobko

Name: John Bobko
Title: Vice President

AGREED, ACKNOWLEDGED AND CONSENTED:

SHEFFIELD RECEIVABLES CORPORATION,
as a CP Conduit Purchaser under the Series 2004-4 Supplement

By:	Barclays Bank PLC
as Attorney-in-Fact

By:	/s/ Janette Lieu

Name: Janette Lieu
Title: Director

BARCLAYS BANK PLC,
as a Funding Agent and an APA Bank under
the Series 2004-4 Supplement

By:	/s/ Jeffrey Goldberg

Name: Jeffrey Goldberg
Title: Associate Director

By:	/s/ Jeffrey Goldberg

Name: Jeffrey Goldberg
Title: Associate Director

LIBERTY STREET FUNDING CORPORATION,
as a CP Conduit Purchaser under the Series 2004-4 Supplement

By:	/s/ Bernard J. Angelo

Name: Bernard J. Angelo
Title: Vice President

THE BANK OF NOVA SCOTIA,
as a Funding Agent and an APA Bank under
the Series 2004-4 Supplement

By:	/s/ Norman Last

Name: Norman Last
Title: Managing Director

YC SUSI TRUST,
     as a CP Conduit Purchaser under the Series 2004-4 Supplement

By:	Bank of America, National Association, as Administrative Trustee

By:	/s/ John Zesuztek
	Name:	John Zeszutek
	Title:	Vice President

BANK OF AMERICA, NATIONAL ASSOCIATION,
     as a Funding Agent and an APA Bank under
     the Series 2004-4 Supplement

By:	/s/ John Zesuztek
	Name:	John Zeszutek
	Title:	Vice President

PARADIGM FUNDING LLC,
     as a CP Conduit Purchaser under the Series 2004-4 Supplement

By:	/s/ Doris J. Hearn
	Name:	Doris J. Hearn
	Title:	Vice President

WESTLB AG, NEW YORK BRANCH,
     as a Funding Agent and an APA Bank under
     the Series 2004-4 Supplement

By:	/s/ Matthew F. Tallo
	Name:	Matthew F. Tallo
	Title:	Director

By:	/s/ Elizabeth R. Wilds
	Name:	Elizabeth R. Wilds
	Title:	Director

CHARTA, LLC (as successor to Charta Corporation),
     as a CP Conduit Purchaser under the Series 2004-4 Supplement

By:	Citicorp North America, Inc., as Attorney-in-fact

By:	/s/ Rosalia Agresti
	Name:	Rosalia Agresti
	Title:	Vice President

CITIBANK, N.A., as
     an APA Bank under the Series 2004-4 Supplement

By:	/s/ William G. Martens III
	Name:	William G. Martens
	Title:	Vice President

CITICORP NORTH AMERICA, INC.,
     as a Funding Agent under the Series 2004-4 Supplement

By:	/s/ Rosalia Agresti
	Name:	Rosalia Agresti
	Title:	Vice President

JUPITER SECURITIZATION CORPORATION,
as a CP Conduit Purchaser under the Series 2004-4 Supplement

By:	/s/ George S. Wilkins

Name: George S. Wilkins Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as a Funding Agent under the Series 2004-4 Supplement

By:	/s/ George S. Wilkins

Name: George S. Wilkins Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as an APA Bank under the Series 2004-4 Supplement

By:	/s/ George S. Wilkins

Name: George S. Wilkins Title: Vice President

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION
as Administrative Agent under the Series 2004-4 Supplement

By:	/s/ George S. Wilkins

Name: George S. Wilkins Title: Vice President

GEMINI SECURITIZATION CORP., LLC,
as a CP Conduit Purchaser under the Series 2004-4 Supplement

By:	/s/ R. Douglas Donaldson

Name: R. Douglas Donaldson
Title: Treasurer

DEUTSCHE BANK AG, NEW YORK BRANCH,
as a Funding Agent and an APA Bank under the Series 2004-4 Supplement

By:	/s/ Michael Cheng

Name: Michael Cheng
Title: Director

By:	/s/ Stanley Chao

Name: Stanley Chao
Title: Vice President